Exhibit 10.2
BLACK BOX CORPORATION
1992 DIRECTOR STOCK OPTION PLAN
(As Amended through August 9, 2007)
     I. PURPOSES
     BLACK BOX CORPORATION (the “Company”) desires to afford certain of its directors, and certain directors of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired an opportunity to acquire a proprietary interest in the Company, and thus to create in such directors an increased interest in and a greater concern for the welfare of the Company and its subsidiaries.
     The Company, by means of this 1992 Director Stock Option Plan, as originally approved on November 11, 1992, and as further amended on, May 10, 1994, August 9, 1994, August 7, 1995, August 12, 1996, August 13, 1997, September 2, 1997, February 3, 1998, May 5, 1998, August 10, 1998, August 10, 1999, August 23, 2001, August 15, 2002, August 12, 2003, August 10, 2004, March 15, 2005, August 8, 2006 and August 9, 2007 (the “Plan”), seeks to retain the services of certain persons now serving as directors and to secure the services of persons capable of filling such positions.
     The stock options (“Options”) and stock appreciation rights (“Rights”) offered pursuant to the Plan are a matter of separate inducement and are not in lieu of any salary or other compensation for the services of any director.
     The Options granted under the Plan are intended to be options that do not meet the requirements for incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
     II. AMOUNT OF STOCK SUBJECT TO THE PLAN
     The total number of shares of common stock of the Company which may be purchased or acquired pursuant to the exercise of Options or Rights granted under the Plan shall not exceed, in the aggregate, 270,000 shares of the authorized common stock, $.001 par value per share, of the Company (the “Shares”), such number subject to adjustment as provided in Article XII hereof. Shares that are the subject of Rights and related Options shall be counted only once in determining whether the maximum number of Shares that may be purchased or awarded under the Plan has been exceeded.
     Shares acquired under the Plan may be either authorized but unissued Shares or Shares of issued stock held in the Company’s treasury, or both, at the discretion of the Company. If and to the extent that Options or Rights granted under the Plan expire or terminate without having been exercised, the Shares covered by such expired or terminated Options or Rights shall again become available for award under the Plan.
     Except as provided in Article XVIII and subject to Article II, the Company may, from time to time during the period beginning on the date on which the Company consummates an underwritten initial public offering of Shares (the “Effective Date”) and originally ending on

November 30, 2002 but amended to end on November 30, 2012 (the “Termination Date”), grant to certain directors of the Company, or of any subsidiary corporation or parent corporation of the Company now existing or hereafter formed or acquired, Options and/or Rights under the terms hereinafter set forth.
     Provisions of the Plan that pertain to Options or Rights granted to a director shall apply to Options, Rights or a combination thereof.
     As used in the Plan, the terms “subsidiary corporation” and “parent corporation” shall mean, respectively, a corporation coming within the definition of such terms contained in Sections 424(f) and 424(e) of the Code.
     III. ADMINISTRATION
     The board of directors of the Company (the “Board”) may designate from among its members a director stock option committee (the “Committee”) to administer the Plan. The Committee shall consist of no fewer than two members of the Board, each of whom shall be a “Non-Employee Director” within the meaning of Rule 16b-3 (or any successor rule or regulation) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). A majority of the members of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee shall be the act of the Committee. Any member of the Committee may be removed at any time either with or without cause by resolution adopted by the Board, and any vacancy on the Committee at any time may be filled by resolution adopted by the Board.
     Subject to the express provisions of the Plan, the Board and the Committee shall have authority, in their discretion, to determine the directors to whom Options or Rights shall be granted, the time when such Options or Rights shall be granted, the number of Shares which shall be subject to each Option or Right, the purchase price or exercise price of each Option or Right, the period(s) during which such Options or Rights shall become exercisable (whether in whole or in part) and the other terms and provisions thereof (which need not be identical).
     Subject to the express provisions of the Plan, the Board and the Committee also shall have authority to construe the Plan and the Options and Rights granted thereunder, to amend the Plan and the Options and Rights granted thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the Options (which need not be identical) and Rights (which need not be identical) granted thereunder and to make all other determinations necessary or advisable for administering the Plan. The Board and the Committee also shall have the authority to require, in its discretion, as a condition of the granting of any such Option or Right, that the director agree (i) not to sell or otherwise dispose of Shares acquired pursuant to the exercise of such Option or Right for a period of six (6) months following the date of the acquisition of such Option or Right and (ii) that in the event of termination of service of such director, other than as a result of removal without cause, such director will not, for a period to be fixed at the time of the grant of the Option or Right, enter into any other employment or participate directly or indirectly in any other business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such director will be called upon to utilize special knowledge obtained through service as a director of the Company or any subsidiary corporation or parent corporation thereof. In no event will a director who is subject to the reporting requirements of Section 16(a) of the Exchange Act be entitled to sell or otherwise dispose of any Shares acquired pursuant to exercise of any such Options or Rights for a period of six (6) months from the date of the acquisition of such Options or Rights. Notwithstanding the foregoing, the Committee shall not have the authority to reduce the exercise price of (i.e., reprice) any outstanding Option or Right without stockholder approval.
     The determination of the Board or Committee on matters referred to in this Article III shall be conclusive.
     The Board or Committee may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such legal counsel, consultant or agent. Expenses incurred in the engagement of such counsel, consultant or agent shall be paid by the Company. No member or former member of the Board or Committee shall be liable for any action or determination made in good faith with respect to the Plan or any award of Options or Rights granted hereunder.
     IV. ELIGIBILITY
     Options and Rights may be granted only to non-employee directors of the Company or of any subsidiary corporation or parent corporation of the Company, except as hereinafter provided. Any person who shall cease to serve on the Board or the board of directors of any subsidiary corporation or parent corporation of the Company, although such person shall have entered into a consulting contract with the Company or a subsidiary corporation or parent corporation thereof, shall not be eligible to receive an Option or a Right.
     The Plan does not create a right in any director to participate in the Plan, nor does it create a right in any director to have any Options or Rights granted to him or her.
     V. OPTION PRICE AND PAYMENT
     The price for each Share purchasable under any Option granted hereunder shall be such amount as the Committee shall deem appropriate but not less than one hundred percent (100%) of the fair market value per share at the date the Option is granted.
     If the Shares are listed on a national securities exchange in the United States (which, for purposes of this Article V, shall be deemed to include any last sale reported over-the-counter market), on any date on which the fair market value per Share shall be deemed to be the average of the high and low quotations at which such Shares are sold on such national securities exchange on the date such Option is granted. If the Shares are listed on a national securities exchange in the United States on such date, but the Shares are not traded on such date, or such national securities exchange is not open for business on such date, the fair market value per Share shall be determined as of the closest preceding date on which such exchange shall have been open for business and the Shares shall have been traded. If the Shares are listed on more than one national securities exchange in the United States on the date on which the fair market value per Share is to be determined, the Committee shall determine which national securities exchange shall be used for the purpose of determining the fair market value per Share.

     If a public market exists for the Shares on any date on which the fair market value per Share is to be determined but the Shares are not listed on a national securities exchange in the United States, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on such date. If there are no bid and asked quotations for the Shares on such date, the fair market value per Share shall be deemed to be the mean between the closing bid and asked quotations in the over-the-counter market for the Shares on the closest date preceding such date for which such quotations are available.
     If no public market exists for the Shares on any date on which the fair market value per Share is to be determined, the Committee shall, in its sole discretion and best judgment, determine the fair market value of a Share.
     For purposes of this Plan, the determination by the Committee of the fair market value of a Share shall be conclusive.
     Upon the exercise of an Option granted hereunder, the Company shall cause the purchased Shares to be issued only when it shall have received the full purchase price for the Shares in cash or by certified check; provided, however, that in lieu of cash, the holder of an Option may, if and to the extent the terms of such Option so provide and to the extent permitted by applicable law, exercise an Option (i) in whole or in part, by delivering to the Company shares of common stock of the Company (in proper form for transfer and accompanied by all requisite stock transfer tax stamps or cash in lieu thereof) owned by such holder having a fair market value equal to the exercise price applicable to that portion of the Option being exercised by the delivery of such Shares or (ii) in part, by delivering to the Company an executed promissory note on such terms and conditions as the Committee shall determine, at the time of grant, in its sole discretion; provided, however, that the principal amount of such note shall not exceed eighty percent (80%) (or such lesser percentage as would be permitted by applicable margin regulations) of the aggregate purchase price of the Shares then being purchased pursuant to the exercise of such Option. The fair market value of the stock so delivered shall be determined as of the date immediately preceding the date on which the Option is exercised, or as may be required in order to comply with or to conform to the requirements of any applicable laws or regulations.
     VI. USE OF PROCEEDS
     The cash proceeds of the sale of Shares pursuant to the Plan are to be added to the general funds of the Company and used for its general corporate purposes as the Board shall determine.
     VII. TERM OF OPTIONS AND LIMITATIONS ON THE RIGHT OF EXERCISE
     Any Option shall be exercisable at such times, in such amounts and during such period or periods as the Board or Committee shall determine at the date of the grant of such Option.
     Subject to the provisions of Article XVII, the Board or Committee shall have the right to accelerate, in whole or in part, from time to time, conditionally or unconditionally, rights to exercise any Option granted hereunder.

     To the extent that an Option is not exercised within the period of exercisability specified therein, it shall expire as to the then unexercised part.
     In no event shall an Option granted hereunder be exercised for a fraction of a Share.
     VIII. EXERCISE OF OPTIONS
     Options granted under the Plan shall be exercised by the optionee as to all or part of the Shares covered thereby by the giving of written notice of the exercise thereof to the Corporate Secretary of the Company at the principal business office of the Company, specifying the number of Shares to be purchased and specifying a business day not more than fifteen (15) days from the date such notice is given for the payment of the purchase price against delivery of the Shares being purchased. Subject to the terms of Articles XIV, XV and XVI, the Company shall cause certificates for the Shares so purchased to be delivered to the optionee at the principal business office of the Company, against payment of the full purchase price, on the date specified in the notice of exercise.
     IX. STOCK APPRECIATION RIGHTS
     In the discretion of the Board or Committee, a Right may be granted (i) alone, (ii) simultaneously with the grant of an Option and in conjunction therewith or in the alternative thereto or (iii) subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto.
     The exercise price of a Right granted alone shall be determined by the Board or Committee but shall not be less than one hundred percent (100%) of the fair market value of one Share on the date of grant of such Right. A Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Right, by its terms, shall be exercisable only when the fair market value of the Shares subject to the Right and related Option exceeds the exercise price thereof.
     Upon exercise of a Right granted simultaneously with or subsequent to an Option and in the alternative thereto, the number of Shares for which the related Option shall be exercisable shall be reduced by the number of Shares for which the Right shall have been exercised. The number of Shares for which a Right shall be exercisable shall be reduced upon any exercise of a related Option by the number of Shares for which such Option shall have been exercised.
     Any Right shall be exercisable upon such additional terms and conditions as may from time to time be prescribed by the Board or Committee.
     A Right shall entitle the holder upon exercise thereof to receive from the Company, upon a written request filed with the Corporate Secretary of the Company at its principal offices (the “Request”), a number of Shares (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Board in its sole discretion), an amount of cash, or any combination of Shares and cash, as specified in the Request (but subject to the approval of the

Board in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate fair market value equal to the product of (i) the excess of the fair market value, on the day of such Request, of one Share over the exercise price per Share specified in such Right or its related Option, multiplied by (ii) the number of Shares for which such Right shall be exercised.
     Any election by a holder of a Right to receive cash in full or partial settlement of such Right, and any exercise of such Right for cash, may be made only by a Request filed with the Corporate Secretary of the Company during the period beginning on the third business day following the date of release for publication by the Company of quarterly or annual summary statements of sales and earnings and ending on the twelfth business day following such date. Within thirty (30) days of the receipt by the Company of a Request to receive cash in full or partial settlement of a Right or to exercise such Right for cash, the Committee shall, in its sole discretion, either consent to or disapprove, in whole or in part, such Request. A Request to receive cash in full or partial settlement of a Right or to exercise a Right for cash may provide that, in the event the Board shall disapprove such Request, such Request shall be deemed to be an exercise of such Right for Shares.
     If the Board disapproves in whole or in part any election by a holder to receive cash in full or partial settlement of a Right or to exercise such Right for cash, such disapproval shall not affect such holder’s right to exercise such Right at a later date, to the extent that such Right shall be otherwise exercisable, or to elect the form of payment at a later date, provided that an election to receive cash upon such later exercise shall be subject to the approval of the Board. Additionally, such disapproval shall not affect such holder’s right to exercise any related Option or Options granted to such holder under the Plan.
     A holder of a Right shall not be entitled to request or receive cash in full or partial payment of such Right unless such Right shall have been held for six (6) months from the date of acquisition to the date of cash settlement thereof; provided, however, that such prohibition shall not apply if the holder of such Right is not subject to the reporting requirements of Section 16(a) of the Exchange Act.
     A Right shall be deemed exercised on the last day of its term, if not otherwise exercised by the holder thereof, provided that the fair market value of the Shares subject to the Right exceeds the exercise price thereof on such date.
     For all purposes of this Article IX, the fair market value of Shares shall be determined in accordance with the principles set forth in Article V.
     X. NON-TRANSFERABILITY OF OPTIONS AND STOCK APPRECIATION RIGHTS
     Neither an Option nor a Right granted hereunder shall be transferable, whether by operation of law or otherwise, other than by will or the laws of descent and distribution, and any Option or Right granted hereunder shall be exercisable during the lifetime of the holder only by such holder. Except to the extent provided above, Options and Rights may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.

     XI. TERMINATION OF SERVICE
     Upon the cessation of such person’s status as a director of the Company and all subsidiary corporations and parent corporations of the Company, an Option or Right previously granted to the director, unless otherwise specified by the Board or Committee in the Option or Right, shall, to the extent not theretofore exercised, terminate and become null and void, provided that:
     (a) if the director shall die while serving as a director of such corporation or during either the three (3) month or one (1) year period, whichever is applicable, specified in clause (b) below and at a time when such director was entitled to exercise an Option or Right as herein provided, the legal representative of such director, or such person who acquired such Option or Right by bequest or inheritance or by reason of the death of the director, may, not later than one (1) year from the date of death, exercise such Option or Right, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board or Committee in such Option or Right; and
     (b) if the service of any director to whom such Option or Right shall have been granted shall terminate by reason of the director’s retirement (at such age or upon such conditions as shall be specified by the Board), disability (as described in Section 22(e)(3) of the Code) or removal other than for cause (as defined below), and while such director is entitled to exercise such Option or Right as herein provided, such director shall have the right to exercise such Option or Right so granted, to the extent not theretofore exercised, in respect of any or all of such number of Shares as specified by the Board or Committee in such Option or Right, at any time up to and including (i) three (3) months after the date of such termination of service in the case of termination by reason of retirement or removal other than for cause and (ii) one (1) year after the date of termination of service in the case of termination by reason of disability.
     If a director voluntarily terminates his or her service, or is discharged for cause, any Option or Right granted hereunder shall, unless otherwise specified by the Board or Committee in the Option or Right, forthwith terminate with respect to any unexercised portion thereof.
     If an Option or Right granted hereunder shall be exercised by the legal representative of a deceased or disabled director or former director, or by a person who acquired an Option or Right granted hereunder by bequest or inheritance or by reason of death of any director or former director, written notice of such exercise shall be accompanied by a certified copy of letters testamentary or equivalent proof of the right of such legal representative or other person to exercise such Option or Right.
     For the purposes of the Plan, the term “for cause” shall mean (i) with respect to a director who is party to a written agreement with, or, alternatively, participates in a compensation or benefit plan of the Company or a subsidiary corporation or parent corporation of the Company, which agreement or plan contains a definition of “for cause” or “cause” (or words of like import) for purposes of termination of service thereunder, “for cause” or “cause” as defined in the most recent of such agreements or plans, or (ii) in all other cases, as determined by the Board in its sole discretion, (a) the willful commission by a director of a criminal or other act that causes or probably will cause substantial economic damage to the Company or a subsidiary corporation or parent corporation of the Company or substantial injury to the business reputation of the Company or a subsidiary corporation or parent corporation of the Company; (b) the commission by a director of an act of fraud in the performance of such director’s duties on behalf of the Company or a subsidiary corporation or parent corporation of the Company; or (c) the continuing willful failure of a director to perform the duties of such director to the Company or a subsidiary corporation or parent corporation of the Company (other than such failure resulting from the director’s incapacity due to physical or mental illness) after written notice thereof (specifying the particulars thereof in reasonable detail) and a reasonable opportunity to be heard and cure such failure are given to the director by the Board or the Committee. For purposes of the Plan, no act, or failure to act, on the director’s part shall be considered “willful” unless done or omitted to be done by the director not in good faith and without reasonable belief that the director’s action or omission was in the best interest of the Company or a subsidiary corporation or parent corporation of the Company.
     In the event of the complete liquidation or dissolution of a subsidiary corporation, or in the event that the Company ceases to own, directly or indirectly, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock of such corporation, any unexercised Options or Rights theretofore granted to any person who served as a director of such subsidiary corporation will be deemed canceled unless such person serves on the Board or board of directors of any parent corporation or another subsidiary corporation after the occurrence of such event. In the event an Option or Right is to be canceled pursuant to the provisions of the previous sentence, notice of such cancellation will be given to each director holding unexercised Options or Rights and such holder will have the right to exercise such Options or Rights in full (without regard to any limitation set forth or imposed pursuant to Article VII) during the thirty (30) day period following notice of such cancellation.
     Notwithstanding anything to the contrary contained in this Article XI, in no event, however, shall any person be entitled to exercise any Option or Right after the expiration of the period of exercisability of such Option or Right as specified therein.
     XII. ADJUSTMENT OF SHARES; EFFECT OF CERTAIN TRANSACTIONS
     In the event of any change in the outstanding Shares through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or other like change in capital structure of the Company, the Board or Committee shall make such adjustment to each outstanding Option and Right that it, in its sole discretion, deems appropriate. The term “Shares” after any such change shall refer to the securities, cash and/or property then receivable upon exercise of an Option or Right. In addition, in the event of any such change, the Board or Committee shall make any further adjustment as may be appropriate to the maximum number of Shares which may be acquired under the Plan pursuant to the exercise of Options and Rights, the maximum number of Shares which may be so acquired by one director and the number of Shares and prices per Share subject to outstanding Options and Rights as shall be equitable to prevent dilution or enlargement of rights under such Options or Rights, and the determination of the Board or Committee as to these matters shall be conclusive.

     In the event of a “change in control” of the Company, all then outstanding Options and Rights shall immediately become exercisable. For purposes of the Plan, a “change in control” of the Company occurs if: (a) any “Person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing (i) fifty percent (50%) or more of the combined voting power of the Company’s then-outstanding securities; or (ii) twenty-five percent (25%) or more but less than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities if such transaction(s) giving rise to such beneficial ownership are not approved by the Board; or (b) at any time a majority of the members of the Board has been elected or designated by any Person; or (c) the Board shall approve a sale of all or substantially all of the assets, the result of which would be the occurrence of any event described in clause (a) or (b) above.
     The Board or Committee, in its discretion, may determine that, upon the occurrence of a transaction described in the preceding paragraph, each Option or Right outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each Share subject to such Option or Right, cash in an amount equal to the excess of the fair market value of such Shares immediately prior to the occurrence of such transaction over the exercise price per Share of such Option or Right.
     XIII. RIGHT TO TERMINATE SERVICE
     The Plan shall not impose any obligation on the Company or on any subsidiary corporation or parent corporation thereof to continue the service of any holder of Options or Rights and it shall not impose any obligation on the part of any holder of Options or Rights to remain in the service of the Company or of any subsidiary corporation or parent corporation thereof.
     XIV. PURCHASE FOR INVESTMENT
     Except for hereinafter provided, the Board or Committee may require a director, as a condition upon exercise of any Option or Right granted hereunder, to execute and deliver to the Company (a) stock powers with respect to Shares underlying a particular Option or Right and required to be held by a custodian, and (b) a written statement, in form satisfactory to the Board or Committee in which the director represents and warrants that Shares are being acquired for such person’s own account for investment only and not with a view to the resale or distribution thereof. The director shall, at the request of the Board or Committee, be required to represent and warrant in writing that any subsequent resale or distribution of Shares by the director shall be made only pursuant to either (i) a Registration Statement on an appropriate form under the Securities Act of 1933, as amended (the “Securities Act”), which Registration Statement has become effective and is current with regard to the Shares being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption the director shall, prior to any offer of sale or sale of such Shares, obtain a prior favorable written opinion of counsel, in form and substance satisfactory to counsel for the Company, as to the application of such exemption thereto. The foregoing restriction shall not apply to (i) issuances by the Company so long as the Shares being issued are registered under the Securities Act and a prospectus in respect thereof is current or (ii) re-offerings of Shares by affiliates of the Company

(as defined in Rule 405 or any successor rule or regulation promulgated under the Securities Act) if the Shares being re-offered are registered under the Securities Act and a prospectus in respect thereof is current.
     XV. ISSUE OF CERTIFICATES, LEGENDS, PAYMENT OF EXPENSES
     Upon any exercise of an Option or Right which may be granted hereunder and, in the case of an Option, payment of the purchase price, a certificate or certificates for the Shares shall be issued by the Company in the name of the person exercising the Option or Right and shall be delivered to or upon the order of such person.
     The Company may endorse such legend or legends upon the certificates for Shares issued pursuant to the Plan and may issue such “stop transfer” instructions to its transfer agent in respect of such Shares as, in its discretion, it determines to be necessary or appropriate to (i) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, or (ii) implement the provisions of the Plan and any agreement between the Company and the optionee or grantee with respect to such Shares.
     The Company shall pay all issue or transfer taxes with respect to the issuance or transfer of Shares, as well as all fees and expenses necessarily incurred by the Company in connection with such issuance or transfer, except fees and expenses which may be necessitated by the filing or amending of a Registration Statement under the Securities Act, which fees and expenses shall be borne by the recipient of the Shares unless such Registration Statement has been filed by the Company for its own corporate purposes (and the Company so states) in which event the recipient of the Shares shall bear only fees and expenses as are attributable solely to the inclusion of the Shares he or she receives in the Registration Statement.
     All Shares issued as provided herein shall be fully paid and non-assessable to the extent permitted by law.
     XVI. LISTING OF SHARES AND RELATED MATTERS
     The Board or Committee may delay any award, issuance or delivery of Shares if it determines that listing, registration or qualification of Shares or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the sale or purchase of Shares under the Plan, until such listing, registration, qualification, consent or approval shall have been effected or obtained, or otherwise provided for, free of any conditions not acceptable to the Committee.
     XVII. AMENDMENT OF THE PLAN
     The Board or the Committee, as the case may be, may, from time to time, amend the Plan, provided that no amendment shall be made, without the approval of the stockholders of the Company, that will (i) increase the total number of Shares reserved for Options under the Plan (other than an increase resulting from an adjustment provided for in Article XII), (ii) reduce the exercise price of any Option granted hereunder below the price required by Article V, (iii) modify the provisions of the Plan relating to eligibility, or (iv) materially increase the benefits accruing to participants under the Plan. The rights and obligations under any Option or Right granted before amendment of the Plan or any unexercised portion of such Option or Right shall not be adversely affected by amendment of the Plan, Option or Right without the consent of the holder of such Option or Right.
     XVIII. TERMINATION OR SUSPENSION OF THE PLAN
     The Board may at any time suspend or terminate the Plan. The Plan, unless sooner terminated by action of the Board, shall terminate at the close of business on the Termination Date. Options and Rights may not be granted while the Plan is suspended or after it is terminated. Rights and obligations under any Option or Right granted while the Plan is in effect shall not be altered or impaired by suspension or termination of the Plan, except upon the consent of the person to whom the Option or Right was granted. The power of the Board or Committee to construe and administer any Options or Rights granted prior to the termination or suspension of the Plan under Article III nevertheless shall continue after such termination or during such suspension.
     XIX. GOVERNING LAW
     The Plan, such Options and Rights as may be granted thereunder and all related matters shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware from time to time obtaining.
     XX. PARTIAL INVALIDITY
     The invalidity or illegibility of any provision hereof shall not be deemed to affect the validity of any other provision.
     XXI. EFFECTIVE DATE
     The Plan shall become effective at 5:30 P.M., New York City Time, on the Effective Date.